UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Horizon Technology Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Horizon Technology Finance Corporation

312 Farmington Avenue

Farmington, Connecticut 06032

May 14, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Meeting”) of Horizon Technology Finance Corporation (the “Company”) to be held on June 26, 2026 at 9:30 AM, Eastern Time, at the offices of Horizon Technology Finance Corporation, located at 312 Farmington Avenue, Farmington, Connecticut 06032.

The Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors of the Company accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to (1) elect two Class I directors of the Company who will each serve until the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified and (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

It is very important that your shares be represented at the Meeting. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided or vote via the Internet. You are encouraged to vote via the Internet, as it saves significant time and processing costs. To vote via the Internet, access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page. Your vote and participation in the governance of the Company are very important.

Sincerely yours, /s/ Michael P. Balkin Michael P. Balkin Chief Executive Officer and Chairman of the Board of Directors

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2026

Notice is hereby given to the owners of shares of common stock, par value $0.001 per share (the “Stockholders”), of Horizon Technology Finance Corporation (the “Company”) that:

The 2026 Annual Meeting of Stockholders (the “Meeting”) of the Company will be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on June 26, 2026 at 9:30 AM, Eastern Time, for the following purposes:

1.	To elect two Class I directors of the Company who will each serve until the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

You have the right to receive notice of, and to vote at, the Meeting if you were a Stockholder of record at the close of business on April 27, 2026. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Instructions are shown on the proxy card.

Enclosed is the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s Proxy Statement and a proxy card. Please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Your vote is extremely important. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors, /s/ John C. Bombara John C. Bombara Secretary

Farmington, Connecticut

May 14, 2026

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet. Please see the Proxy Statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the Meeting, you still may attend the Meeting and vote your shares in person if you wish to change your vote.

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

PROXY STATEMENT
For
2026 Annual Meeting of Stockholders
To Be Held on June 26, 2026

This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact Horizon Technology Finance Corporation (the “Company”) at (860) 676-8654.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the 2026 Annual Meeting of Stockholders (the “Meeting”) of the Company to be held on June 26, 2026 at 9:30 AM, Eastern Time, at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, and at any postponements or adjournments thereof. This Proxy Statement, along with the Notice of Annual Meeting and proxy card, and the Company’s Annual Report on Form 10-K (the “Annual Report”) for the year ended December 31, 2025 are being mailed on or about May 14, 2026 to stockholders of the Company’s common stock, par value $0.001 per share (the “Stockholders”), of record as of April 27, 2026 (the “Record Date”).

The Company encourages you to vote your shares, either by voting in person at the Meeting or by voting by proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke your vote at any time before it is exercised by (1) resubmitting your vote on the Internet, (2) notifying the Company’s Secretary in writing, (3) submitting a properly executed, later-dated proxy card, (4) resubmitting your vote by calling the telephone number on your proxy card, or (5) voting in person at the Meeting. Any Stockholder entitled to vote at the Meeting may attend the Meeting and vote in person, whether or not he or she has previously voted his or her shares via the Internet, telephone or proxy card or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail.

Purpose of the Meeting

As described in more detail in this Proxy Statement, the Meeting is being held for the following purposes:

1.	To elect two Class I directors of the Company who will each serve until the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified (“Proposal 1”);

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”); and

3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 68,261,111shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote. Stockholders have no dissenters’ or appraisal rights in connection with the proposal(s) described herein.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of more than one-half of the voting power of all outstanding shares of common stock on the Record Date will constitute a quorum. Abstentions and shares with respect to which a vote is withheld will be included when determining the presence of a quorum. Shares for which brokers have not received voting instructions from the beneficial owner of such shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will not be counted for non-routine matters involving Proposal 1 but will count for Proposal 2 as a routine matter and for purposes of determining a quorum at the meeting will be treated as shares present.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Michael P. Balkin and Daniel R. Trolio (or their duly authorized designees) are the persons named as proxies for the Company, and they intend to vote proxies held by them for such adjournment to permit further solicitation of proxies, unless such proxies are marked to be voted against any proposal for which an adjournment is sought.

Votes Required

Election of Directors

The election of a director requires a plurality of the votes cast at the Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because a director is elected by a plurality of the votes cast at the Meeting, votes to withhold authority will have no effect on Proposal 1.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial owner of shares who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself in accordance with the voting instructions on the proxy card, either by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on Proposal 1.

Proposal 2 is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with specific instructions on how to vote, either by voting in accordance with the voting instructions on the proxy card, by returning a proxy card or by other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on this routine matter.

Adjournment and Additional Solicitation

If a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting, but it appears there are not enough votes to approve the proposals at the Meeting, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Michael P. Balkin and Daniel R. Trolio are the persons named as proxies for the Company, and they intend to vote proxies held by them for such adjournment to permit further solicitation of proxies, unless such proxies are marked to be voted against any proposal for which an adjournment is sought.

A Stockholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Instructions for Voting Proxies

To vote your shares, Stockholders may provide their voting instructions via telephone, through the Internet or by mail by following the instructions on the proxy card. The option to vote through the Internet requires Stockholders to input an identifying number (the “Control Number”), which is provided with the proxy card. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will receive an e-mail confirming their voting instructions upon request.

If your broker, bank or other nominee holds your shares in “street name,” only that holder can vote your shares unless you obtain a valid legal proxy from such broker, bank or nominee. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct such broker, bank or nominee to vote your shares.

If a Stockholder wishes to participate in the Meeting but does not wish to give a proxy by telephone, through the Internet or by mail, the Stockholder may attend the Meeting and vote in person.

If you are a Stockholder of record of the Company as of the Record Date and you do not vote by returning the proxy card in the envelope provided, via telephone, through the Internet or in person during the Meeting, your shares will not be voted at the Meeting and will not be counted when determining the presence of a quorum.

Brokers, banks and other nominees have discretionary authority to vote on certain routine matters. Proposal 1 is a “non-routine” matter. If you hold your shares in “street name” and do not provide your broker, bank or other nominee who holds such shares of record with specific instructions regarding how to vote on Proposal 1, your broker, bank or other nominee will not be permitted to vote your shares on such “non-routine” matters, and your shares will not be counted when determining the presence of a quorum. Proposal 2 is a “routine” matter. If you hold your shares in “street name” and you do not provide your broker, bank or nominee who holds such shares of record with specific instructions regarding how to vote on Proposal 2, your broker, bank or nominee will be able to vote your shares for you on this routine matter.

Some of the Company’s Stockholders hold their shares in more than one account and may receive separate voting instructions for each of those accounts. To help ensure that all of your shares are represented at the Meeting, it is recommended that you vote in accordance with each set of voting instructions you receive, as applicable.

Revocation of Proxies

If you are a Stockholder of record of the Company as of the Record Date, you can revoke your proxy at any time before it is exercised by: (1) delivering a written revocation notice that is received prior to the Meeting to the Secretary of Horizon Technology Finance Corporation at 312 Farmington Avenue, Farmington, Connecticut 06032; (2) resubmitting voting instructions via the Internet voting site; (3) obtaining, properly completing and submitting another proxy card that is dated later than the original proxy card and is received before the conclusion of voting at the Meeting; (4) resubmitting voting instructions by calling the telephone number on your proxy card; or (5) attending the Meeting and voting in person. If your shares are held in “street name” by your broker, bank or other nominee, you must follow the instructions you receive from such broker, bank or nominee in order to revoke your voting instructions. Attending the Meeting does not revoke your proxy unless you also vote or submit a later-dated proxy at the Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing this Proxy Statement, the Notice of Annual Meeting, the proxy card and the Annual Report. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to vote proxies.

In addition to the solicitation of proxies via the Internet, proxies may be solicited in person and/or by telephone, mail, facsimile transmission or email by directors or officers of the Company, managers, officers or employees of the Company’s investment adviser and administrator, Horizon Technology Finance Management LLC (the “Advisor” or the “Administrator”) and/or by a retained solicitor. No additional compensation will be paid to directors, officers, managers or regular employees of the Company or the Advisor for such services. If the Company retains a solicitor, the Company has estimated that it will pay approximately $100,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to the proxy tabulation firm.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to the Company’s knowledge, there are no persons who would be deemed to “control” the Company, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board consists of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

The following table sets forth, as of May 14, 2026, certain ownership information with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”), for those persons who directly or indirectly own, control or hold with the power to vote five percent (5%) or more of the Company’s outstanding Common Stock and all executive officers and directors, including director nominees, individually and as a group.

Name and Address(1)	Type of Ownership	Shares of Common Stock Owned	Percentage of Common Stock Outstanding
Independent Directors
Thomas J. Allison(2)	Record/Beneficial	49,926	*
Jonathan J. Goodman	Record/Beneficial	2,313	*
Kimberley A. O’Connor	Record/Beneficial	—	—
Interested Directors
Michael P. Balkin	Record/Beneficial	123,527	*
Executive Officers
John C. Bombara	Record/Beneficial	18,808	*
Lynn D. Dombrowski	—	—	—
Paul G. Seitz	Record/Beneficial	742	*
Daniel R. Trolio	Record/Beneficial	2,374	*
All directors, director nominees and executive officers as a group (8 persons)	Record/Beneficial	197,690	* %

(1)	The address for each executive officer, director and director nominee is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.
(2)	Thomas J. Allison was elected to the Board effective April 14, 2026.
*	Less than one percent (1%).

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and executive officers and any persons holding more than ten percent (10%) of the Company’s Common Stock are required to report their beneficial ownership and any changes in their beneficial ownership to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and executive officers, the Company believes that, during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Dollar Range of Securities Beneficially Owned by Directors and Director Nominee

The following table sets forth the dollar range of the Company’s Common Stock beneficially owned by each of the Company’s directors and the director nominee as of May __, 2026. Information as to the beneficial ownership of the Company’s directors and the director nominee is based on information furnished to the Company by such persons. The Company is not part of a “family of investment companies” as that term is defined in the 1940 Act.

Directors of the Company	Dollar Range of Common Stock of the Company(1)
Independent Directors
Thomas J. Allison	$100,001-$500,000
Jonathan J. Goodman	$1-$10,000
Kimberley A. O’Connor	None
Interested Directors
Michael P. Balkin(2)	$500,001-$1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.
(2)	Mr. Balkin was an Independent Director until June 5, 2025, when he was appointed Chief Executive Officer of the Company and its Advisor and became an Interested Director.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has four directors. Directors are divided into three classes with each class serving staggered three-year terms. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their year of election. After this election, the terms of Class II, Class III and Class I directors will expire at the annual meeting of stockholders to be held in 2027, 2028 and 2029, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified. Ms. O’Connor and Mr. Allison are Class I directors, whose terms will expire at the 2026 annual meeting of stockholders and are up for re-election at the Meeting. Mr. Balkin is a Class II director, whose term will expire at the 2027 annual meeting of stockholders. Mr. Goodman is a Class III director, whose term expires at the 2028 annual meeting of stockholders.

On April 13, 2026, each of James J. Bottiglieri, Edmund V. Mahoney, Robert D. Pomeroy, Jr., Elaine A. Sarsynski and Joseph J. Savage submitted their resignations from the Board, effective as of the closing of the Company’s merger with Monroe Capital Corporation on April 14, 2026 (the “Merger”). Immediately after the effective time of the Merger, pursuant to Board approval, the size of the Board was reduced to four directors. Messrs. Bottiglieri, Mahoney, Pomeroy and Savage’s and Ms. Sarsynski’s resignations were not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

A Stockholder of record as of the Record Date can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies for the Company to vote such proxies “FOR” the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxies will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, brief descriptions of their recent business experience, including present occupations and employment, certain directorships that each person holds with public companies and the year in which each person became a director of the Company. Ms. O’Connor and Mr. Allison, nominees for Class I directors, currently serve as directors of the Company.

Each of Ms. O’Connor and Mr. Allison has been nominated for re-election as a Class I director to serve until the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified. Ms. O’Connor and Mr. Allison are not being proposed for election pursuant to any agreement or understanding by or among any of Ms. O’Connor or Mr. Allison and the Company.

Nominees for Class I Director

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)

Independent Director
Kimberley A. O’Connor (62)	Nominee	Class I Director from February 2023 to March 2023 and from June 5, 2025 to present; Nominee	Retired since August 2022; Boston Office Managing Partner of Grant Thornton LLP from January 2019 through August 2022; Partner of Grant Thornton LLP from 2004 through January 2019.	None.

Thomas J. Allison (74)	Nominee	Class I Director from April 14 to present; Nominee	Principal of Thomas J. Allison & Associates. Senior Adviser with Arete Capital Partners since 2025.	None.

Class II Director

(continuing directors not up for re-election at the Meeting)

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)

Interested Director
Michael Balkin (67)	Chief Executive Officer, Director	Class II Director since June 2023; Term expires 2027

Advisor since February 2025 and Director until October 2024 of Innventure, Inc. (INV); Director since October 2024 of Affluence Corporation; Advisor since June 2023 to OptimizeRX Corporation; Advisor since April 2023 to P3 Health Partners Inc.; Financial Advisor since 2022 to the Rail-Splitter Micro Cap Rebound Fund; Chief Executive Officer since 2021 of MPB Enterprises; Advisor since 2021 to Wasson Enterprise LLC; Chief Executive Officer from January 2021 to December 31, 2021 of Foresight Acquisition Corp; Chairman and Director since November 2013 of Performance Health Systems, LLC.

None.

Class III Director

(continuing director not up for re-election at the Meeting)

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)

Independent Director
Jonathan J. Goodman (54)	Director	Class III Director since June 2023; Term expires 2028	Founder and Managing Director since June 2018 of Qiviut Capital LP.	None.

(1)	The business address of the nominees and other directors is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.
(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.
(3)	Mr. Balkin is an interested director of the Company due to his positions as an officer of the Company and of the Advisor.

Corporate Governance

The Company believes that maintaining the highest standards of corporate governance is a crucial part of its business, and the Company is committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as its own ethical standards of conduct.

Director Independence

Nasdaq corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under Nasdaq corporate governance rules, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq corporate governance rules, the 1940 Act and the Company’s corporate governance guidelines. An independence questionnaire was completed by each member of the Board, and the Board has relied on such questionnaires in making the determination of independence for each member. Messrs. Allison and Goodman, and Ms. O’Connor each completed an annual independence questionnaire in connection with their service on the Board, and the Board has determined that each is independent under the listing standards of Nasdaq and the 1940 Act. The Company’s governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chair of the Nominating and Corporate Governance Committee and the Company’s Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to Independent Directors.

The Board’s Oversight Role in Management

The Board performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (2) monitoring by the Company’s Chief Compliance Officer in accordance with the Company’s compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, including the annual audit of the Company’s financial statements and the Company’s systems of internal controls regarding finance and accounting, pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services, and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, overseeing the evaluation of the Board and the Company’s management, and monitoring compliance with and recommending, as deemed appropriate, amendments to the Company’s Code of Conduct.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer is required to prepare a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Board believes that its role in risk oversight is effective and appropriate given the extensive regulation to which the Company is already subject as a business development company. Specifically, as a business development company, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least one hundred fifty percent (150%) immediately after each time it incurs indebtedness. In addition, the Company generally must invest at least seventy percent (70%) of its total assets in “qualifying assets.” In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain income source, distribution and asset diversification requirements.

The Board believes that the extent of its and its committees’ roles in risk oversight complements the Board’s leadership structure. Because the Company’s three standing committees are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with the Company’s independent auditors, the Chief Compliance Officer and the Chief Executive Officer or the Chief Financial Officer, the Independent Directors have established direct communication and oversight channels that the Board believes foster open communication and early detection of issues of concern.

The Board believes that its role in risk oversight must be evaluated on a case-by-case basis and that the current configuration and allocation of responsibilities among the Board and its committees with respect to the oversight of risk is appropriate. However, the Board and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet the needs of the Company’s stockholders.

Board Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three (3) of the Company’s four (4) directors are Independent Directors; however, the Chairman of the Board is an interested person of the Company. While the Board has no fixed policy regarding the separation of the positions of Chief Executive Officer and Chairman of the Board, the Independent Directors believe that the combined position of Chief Executive Officer of the Company and Chairman of the Board of the Company results in greater efficiencies in managing the Company, including in risk oversight, by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and allowing the Company to capitalize on the specialized knowledge acquired from these roles.

The Chief Executive Officer of the Company, Michael P. Balkin, is Chairman of the Board and an “interested person” under Section 2(a)(19) of the 1940 Act. Thomas J. Allison is the Lead Independent Director of the Company. As the Lead Independent Director, Mr. Allison generally acts as a liaison between the other Independent Directors and the Company’s management, officers and attorneys between meetings of the Board. Under the Company’s bylaws, the Board is not required to have an independent chairman. Many significant corporate governance duties of the Board are executed by committees of Independent Directors, each of which has an independent chair. The Board believes that it is in the best interests of the Company’s stockholders for Mr. Balkin to lead the Board because of his broad experience. While the Board regularly evaluates alternative structures, the Board believes that, as a business development company, it is appropriate for the Chief Executive Officer and a member of the Advisor’s investment committee to perform the functions of Chairman of the Board, including leading discussions of strategic issues the Board expects the Company to face. The Board believes the current structure of the Board provides appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and the Board.

Independent Director Retirement Policy

The Board adopted an Independent Director Retirement Policy (the “Retirement Policy”) which establishes fifteen (15) years as the maximum term of office an Independent Director may serve as a director and requires an Independent Director to tender his or her resignation by the end of the calendar year in which he or she reaches the maximum term of office, unless the Board determines to extend the maximum term of office by one (1) year or otherwise waives the requirement. Any vacancy on the Board created by the resignation of an Independent Director in compliance with the Retirement Policy shall be filled by the vote of a majority of the directors then in office, acting on a nomination by the Nominating and Corporate Governance Committee.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director and director nominee (supplementing the information provided in the table above under “Information About the Nominees and Directors”) that describes some of the specific experiences, qualifications, attributes and/or skills that each director or director nominee possesses and which the Board believes have prepared each director and the director nominee to be an effective Board member. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including through service on the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations and/or other life experiences. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company

The Board believes that each director brings a strong background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director and the director nominee considered by the Board.

Interested Director

Michael P. Balkin

Mr. Balkin has served as a director of the Company since June 2023. Mr. Balkin brings to the Board his strong knowledge and experience in investment banking, investment management and portfolio management. Mr. Balkin has been a director of Affluence Corporation, a technology holding company, since October 2024; a financial advisor to the Rail-Splitter Micro Cap Rebound Fund since 2022; and an advisor to Wasson Enterprise LLC, a family office, since 2021. He was Chief Executive Officer of Foresight Acquisition Corp. from January 2021 to December 2021. Prior to joining Foresight Acquisition Corp., he was with William Blair & Co, LLC, a global investment bank and financial services firm, for thirty (30) years, from October 1990 to December 2020, serving as a Partner and Portfolio Manager from October 2010 to December 2020. Mr. Balkin is also a strategic advisor to P3 Health Partners Inc. (Nasdaq: PIII) (formerly Foresight Acquisition Corp.), OptimizeRX Corporation (Nasdaq: OPRX), and Innventure, Inc. (Nasdaq: INV); the Chairman of Good Sports, a non-profit charity; and Chairman of Performance Health Systems, LLC, a fitness and health company. He previously served as a director of Innventure, Inc. until October 2024. Mr. Balkin’s extensive experience enhances the Board’s ability to manage and direct the Company’s affairs.

Independent Directors

Jonathan J. Goodman

Mr. Goodman has served as a director of the Company since June 2023. Mr. Goodman brings to the Board his substantial knowledge and experience in investment management, risk management, portfolio management, investment due diligence and financial statement oversight. Mr. Goodman founded and has been a Managing Director of Qiviut Capital LP, a private investment firm, since June 2018. Prior to forming Qiviut Capital LP, Mr. Goodman was with Bain Capital, LP (“Bain Capital”), a private investment firm, for twenty (20) years, joining the firm in 1995 as an analyst and retiring from the firm in 2015 as a Managing Director. While at Bain Capital, he co-founded and co-managed Bain Capital’s systematic global macro hedge fund, Absolute Return Capital (“ARC”), from 2004-2015. Prior to co-founding ARC, Mr. Goodman was a Principal in the Private Equity area of Bain Capital, investing as a generalist in companies across numerous industries. Prior to joining Bain Capital, he was employed by Monitor Company from 1993-1995. Mr. Goodman previously served as a member of the Investment Committee of the Museum of Science Boston. Mr. Goodman’s extensive experience enhances the Board’s ability to manage and direct the Company’s affairs.

Kimberley A. O’Connor

Ms. O’Connor has served as a director of the Company since June 2025. Ms. O’Connor previously served a director from February 2023 to March 2023. Ms. O’Connor brings to the Board over thirty-five (35) years of experience in public accounting through her former positions at PricewaterhouseCoopers LLP and Grant Thornton LLP, where she held various leadership roles, including audit partner, SEC partner, and Office Managing Partner. Ms. O’Connor has expertise in SEC reporting, risk management, internal controls and valuation of investments and throughout her career has collaborated with audit committees, boards and executive leadership teams. Ms. O’Connor has received a National Association of Corporate Directors Board Certification. Ms. O’Connor’s extensive experience enhances the Board’s ability to manage and direct the Company’s affairs.

Thomas J. Allison

Mr. Allison has served as a director of the Company since April 2026. Mr. Allison brings to the Board significant public and private board experience, including more than a decade on the board of directors of Monroe Capital Corporation, where he also served as Audit Committee Chair. He has been a principal of Thomas J. Allison & Associates, a senior management services firm. He has extensive knowledge of corporate organizational and turnaround services. Mr. Allison has also served as a Senior Advisor with Arete Capital Partners, a fiduciary and advisory firm, since 2025. He currently serves on several corporate and advisory boards. Mr. Allison was previously a Senior Advisor of Portage Point Partners, an interim management and business advisory firm, and served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting. He was a Managing Partner with Arthur Andersen, LLC and also held senior leadership positions with Coopers & Lybrand. Mr. Allison was a founder of the Turnaround Management Association and the founder of Certified Turnaround Management Associates.

Board Meetings and Committees

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the year ended December 31, 2025, the Board held eleven (11) meetings; the Audit Committee held six (6) meetings; the Nominating and Corporate Governance Committee held four (4) meetings; and the Compensation Committee held one (1) meeting. All directors then in office attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the annual meeting of stockholders. Six (6) members of the Board then in office attended the annual meeting of stockholders held in June 2025.

Audit Committee

The members of the Audit Committee are Ms. O’Connor, Mr. Goodman and Mr. Allison, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Ms. O’Connor serves as Chairman of the Audit Committee. The Audit Committee operates pursuant to a written Audit Committee Charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “Auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the Auditors the annual audited financial statements of the Company, including disclosures made in the management’s discussion and analysis of financial condition and results of operations sections of the Company’s reports filed under the Exchange Act; recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report; reviewing and discussing with management and the Auditors the Company’s quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q; pre-approving the Auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the Auditors. The Audit Committee is also responsible for overseeing the performance of fair value determinations, with the assistance of independent valuation firms, by the Advisor as the Company’s valuation designee. The Board has determined that Ms. O’Connor qualifies as an “audit committee financial expert,” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on the Company’s website at www.horizontechfinance.com on the “Investor Relations” webpage under “Corporate Governance.”

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Mr. Goodman, Ms. O’Connor and Mr. Allison, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Mr. Goodman serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website at www.horizontechfinance.com on the “Investor Relations” webpage under “Corporate Governance.”

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with the election of a director, including the following minimum information for each director nominee: (i) full name, age and address; (ii) principal occupation during the past five (5) years; (iii) directorships on publicly held companies and investment companies during the past five (5) years; (iv) number of shares of the Company’s Common Stock owned, if any; and (v) a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include, but are not limited to: (1) compliance with the independence and other applicable requirements of the Nasdaq corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; (2) the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; (3) the knowledge, experience, integrity and judgment of each individual; (4) the potential contribution of each individual to the diversity of backgrounds, experience and competencies which the Board desires to have represented; (5) each individual’s ability to devote sufficient time and effort to his or her duties as a director; (6) independence and willingness to consider all strategic proposals; (7) any other criteria established by the Board; and (8) any core competencies or technical expertise necessary to staff the Board’s committees. In addition, the Nominating and Corporate Governance Committee assesses whether an individual possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the Company’s affairs and business, including, when applicable, to enhance the ability of the committees of the Board to fulfill their respective duties. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee considers such factors as it may deem are in the best interests of the Company and its stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender identity and national origin. In addition, as part of the Board’s annual self-evaluation, the members of the Nominating and Corporate Governance Committee evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection.

Compensation Committee

The members of the Compensation Committee are Mr. Goodman, Ms. O’Connor, and Mr. Allison, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Mr. Goodman serves as Chairman of the Compensation Committee. The Compensation Committee’s oversight responsibilities include determining, or recommending to the Board, the compensation, of the Company’s Independent Directors. The Compensation Committee reviews the compensation of the Independent Directors annually and makes a recommendation to the Board of the level of compensation. The Compensation Committee bases its recommendation upon available information regarding the compensation of other public business development companies of similar size to the Company, the expertise required of the Independent Directors and the duties and anticipated time commitment of the Independent Directors. After receiving the recommendation of the Compensation Committee, the Board determines the compensation of the Independent Directors. Currently none of the Company’s executive officers or its interested director is compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. So long as the Company is externally managed and no compensation is paid by the Company to its officers, the Compensation Committee is only required to confirm that no compensation has been paid by the Company to its officers and, if so required under any administrative or similar agreement, that the Company has reimbursed the external manager for the percentage allocation of an officers’ compensation determined by the Board or a committee thereof.  The Compensation Committee may rely on the determination of the Board or of the Audit Committee with respect to any such expense allocation. The Compensation Committee has adopted a written Compensation Committee Charter that is available on the Company’s website at www.horizontechfinance.com on the “Investor Relations” webpage under “Corporate Governance.”

Stockholder Communication with the Board and the Company

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 312 Farmington Avenue, Farmington, Connecticut 06032 or by visiting the “Investor Relations” webpage on the Company’s website at www.horizontechfinance.com. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. All stockholder communications received in this manner will be delivered to one or more members of the Board.

Information About Executive Officers Who are Not Directors

The following information pertains to the Company’s executive officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years

Paul G. Seitz (39)	Senior Vice President and Chief Investment Officer

Senior Vice President and Chief Investment Officer since June 2025 of the Company and the Advisor. Mr. Seitz previously served as Managing Director and Head of Software Underwriting from February 2021 to June 2025 of Monroe Capital Corporation. He is responsible for general oversight of the Company’s investments, including originations.

Daniel R. Trolio (53)	Executive Vice President, Chief Financial Officer and Treasurer

Executive Vice President since June 2021, and Chief Financial Officer and Treasurer since January 2017, of the Company and the Advisor. Mr. Trolio, previously served as Senior Vice President from January 2017 through June 2021, Vice President of Finance and Interim Chief Financial Officer from September 2016 through January 2017, Vice President and Corporate Controller from 2010 through September 2016 of the Company and the Advisor. He is responsible for all financial reporting and accounting matters of the Company and the Advisor.

John C. Bombara (62)	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Executive Vice President since June 2021, General Counsel, Chief Compliance Officer and Secretary since July 2010 of the Company and the Advisor. Mr. Bombara previously served as Senior Vice President from 2010 to June 2021 of the Company and the Advisor and is an original member of the team that founded the predecessor of the Advisor in May 2003. He oversees all legal and compliance functions for the Company and the Advisor.

Lynn D. Dombrowski (40)	Chief Accounting Officer

Chief Accounting Officer since February 2023 of the Company and the Advisor. Ms. Dombrowski previously served as Corporate Controller from March 2017 to February 2023 of the Company and the Advisor and Financial Reporting Manager from October 2015 to March 2017 of the Advisor. She is responsible for accounting and financial reporting matters, including SEC and other regulatory reporting.

(1)	The business address of each of the Company’s executive officers is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.

Code of Conduct and Codes of Ethics

The Company expects each of its officers and directors, as well as any person affiliated with the Company’s operations, to act in accordance with the highest standards of personal and professional integrity at all times, and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is available on the Company’s website at www.horizontechfinance.com on the “Investor Relations” webpage under “Corporate Governance.” The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.

The Company and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”), respectively (the “Code of Ethics”), that establishes procedures for personal investments made by the Company’s officers and directors, as well as any person affiliated with the Company’s operations, and the Advisor’s employees, and restricts certain personal securities transactions. The Company’s and the Advisor’s personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the Code of Ethics’ requirements. The Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and is available on the SEC’s website at www.sec.gov or on the Company’s website at www.horizontechfinance.com on the “Investor Relations” webpage under “Corporate Governance.”

The Company intends to disclose any material amendments to or waivers of required provisions of the Code of Conduct or the Codes of Ethics on a Current Report on Form 8-K.

The Company has adopted a hedging policy which prohibits the Company’s directors and executive officers from hedging their ownership of the Company’s securities, including trading in publicly traded options, puts, calls or other derivative instruments related to the Company’s stock or debt.

Compensation Discussion and Analysis

The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Advisor or its affiliates, pursuant to the terms of the Investment Management Agreement and the Administration Agreement, as applicable and as defined below. The Company’s day-to-day investment and administrative operations are managed by the Advisor. Most of the services necessary for the origination and management of the Company’s investment portfolio are provided by investment professionals employed by the Advisor or its affiliates.

None of the Company’s executive officers receives direct compensation from the Company. The Company reimburses the Administrator for the allocable portion of the compensation paid by the Administrator to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs based on the percentage of time such individuals devote, on an estimated basis, to the Company’s business and affairs, and as otherwise set forth in the Administration Agreement.

Compensation of Directors and Director Nominees

Each of the Company’s Independent Directors receives an annual fee of $102,000. Each member of the Audit Committee is paid an annual fee of $7,500, and each member of the Nominating and Corporate Governance Committee is paid an annual fee of $5,000. In addition, the chairman of the Audit Committee receives an additional annual fee of $10,000, and the chairperson of Nominating and Corporate Governance Committee receives an additional annual fee of $7,500 for their additional services, if any, in these capacities. The Company’s Lead Independent Director also receives an annual fee of $10,000. The Company reimburses all of its directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. No compensation is paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

The following table shows information regarding the compensation paid by the Company to its directors for the year ended December 31, 2025 in their capacity as directors. No compensation was paid directly by the Company to any interested director or executive officer of the Company.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total(2)
Independent Directors
Thomas J. Allison(3)	None	None	None
Michael P. Balkin(4)	$26,750	None	$26,750
James J. Bottiglieri(5)	$124,500	None	$124,500
Jonathan J. Goodman	$109,500	None	$109,500
Edmund V. Mahoney(5)	$117,000	None	$117,000
Elaine A. Sarsynski(5)	$122,000	None	$122,000
Joseph J. Savage(5)	$114,500	None	$114,500
Kimberley A. O’Connor	$109,542		$109,452
Interested Directors
Gerald A. Michaud	None	None	None
Robert D. Pomeroy, Jr.	None	None	None
Michael P. Balkin	None	None	None
Director Nominee
Kimberley A. O’Connor(6)	None	None	None

Total Compensation			$723, 702

(1)	The amounts listed are amounts for the year ended December 31, 2025.
(2)

The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2025, it does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

(3)	Mr. Alison was elected to the Board effective April 14, 2026.
(4)	Mr. Balkin became an interested director on June 4, 2025, when he became Chief Executive Officer of the Company and the Advisor.
(5)

On April 13, 2026, each of James J. Bottiglieri, Edmund V. Mahoney, Robert D. Pomeroy, Jr., Elaine A. Sarsynski and Joseph J. Savage submitted his or her resignation from the Board, which became effective as of April 14, 2026 in connection with the closing of the Merger.

(6)

Ms. O’Connor also received $30,000 in compensation for her work as a consultant to the Company prior to her election to the Board. On January 1, 2025, Ms. O’Connor was retained by the Board as a consultant. In that role, she has received $30,000 of compensation. Ms. O’Connor’s position as a consultant to the Board terminated on June 5, 2025 upon her election to the Board.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2025 between any member of the Board or the Compensation Committee and an executive officer of the Company.

Certain Relationships and Related Party Transactions

Certain officers and employees of the Advisor serve as officers and directors of the Company. The Advisor and its officers and employees, in their roles at the Advisor, may be subject to certain potential conflicts of interest in connection with the Company’s activities and investments.

Under the Investment Management Agreement, the Advisor receives a management fee based on the Company’s gross assets less cash and cash equivalents and an incentive fee based on the Company’s performance. This fee structure creates potential conflicts of interest for the Advisor, such as creating an incentive for the Advisor to approve and cause the Company to make investments that may be more speculative than the Company would otherwise make in the absence of such fee structure. In addition, certain officers and employees of the Advisor may serve as officers, directors, members or principals of entities that operate in lines of business that are the same as, or similar to, those of the Company, or of other investment funds, accounts or investment vehicles managed by the Advisor. The Advisor may also have other clients with investment objectives that are similar to or different or competitive with the investment objectives of the Company. In serving in these capacities, the Advisor may have fiduciary obligations to other clients or investors that may conflict with the best interests of the Company and its Stockholders. The Advisor has put in place policies and procedures designed to manage potential conflicts of interest between its fiduciary obligations to the Company and its similar fiduciary obligations to other clients. An investment opportunity suitable for several clients of the Advisor and its affiliates may not be suitable for all of the clients of the Advisor and its affiliates due to the limited scale of such opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Advisor’s or its affiliates’ efforts to allocate an investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The Advisor may manage other investment vehicles with similar or overlapping investment strategies as the Company. The Advisor may provide the Company with an opportunity to co-invest with other investment vehicles managed by the Advisor and/or other investment vehicles managed by Monroe Capital LLC and/or its affiliates (collectively, “Monroe”). The Advisor may face potential conflicts of interest in the allocation of investment opportunities among the Company, other investment vehicles managed by the Advisor and/or other investment vehicles managed by Monroe. To address these conflicts, the Advisor complies with applicable laws, rules and regulations, including the 1940 Act and an order providing exemptive relief on co-investments granted by the SEC. It is the Advisor’s policy to allocate co-investment opportunities among the Company, the other investment vehicles managed by the Advisor and/or other investment vehicles managed by Monroe in a manner that is fair and equitable over time.

On December 17, 2025, , Monroe and certain other funds and accounts sponsored or managed by Monroe and its affiliates, received exemptive relief from the SEC that affords the Advisor greater flexibility to negotiate the terms of co-investments if the Company’s Board determines that it would be advantageous for the Company to co-invest with other accounts sponsored or managed by the Advisor, Monroe or their affiliates in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s Independent Directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and its Stockholders and do not involve overreaching of the Company or its Stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of its Stockholders and with the Company’s investment strategies and policies. Since June 30, 2023, the Company has relied on exemptive relief from the SEC granted to certain affiliates of Monroe.

The Company believes that it derives substantial benefits from its relationship with the Advisor. The Company has entered into an investment advisory agreement (the “Investment Management Agreement”) with the Advisor. The Advisor is registered as an investment adviser under the Advisers Act. The Company’s investment activities are managed by the Advisor and supervised by the Board, the majority of whom are Independent Directors. Under the Investment Management Agreement, the Company has agreed to pay the Advisor an annual management fee based on the Company’s gross assets less cash and cash equivalents as well as an incentive fee based on the Company’s investment performance. During the year ended December 31, 2025, fees paid to the Adviser pursuant to the Investment Management Agreement totaled $11.7 million.

The Company has also entered into an administration agreement (the “Administration Agreement”) with the Advisor as administrator (the “Administrator”). Under the Administration Agreement, the Company has agreed to reimburse the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of its Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement, the Administrator provides the Company with the office facilities and administrative services necessary to conduct the Company’s day-to-day operations. During the year ended December 31, 2025, expenses and fees incurred pursuant to the Administration Agreement totaled $1.5 million.

The Advisor has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.” The address of the Advisor and the Administrator is 312 Farmington Avenue, Farmington, Connecticut 06032.

The Advisor is a wholly owned subsidiary of MCH Holdco LLC, which is a wholly owned subsidiary of Monroe Capital Intermediate Holdings, LLC (“MCIH”). MCIH is (i) majority owned by Momentum US Bidco, LLC, which is majority owned by Momentum US Topco, LLC, which, in turn, is majority owned by WinvestCo S.A.S, which is wholly owned by Wendel S.E., and (ii) minority owned by Monroe Capital Investment Holdings, L.P. The Advisor, MCH Holdco LLC, MCIH, Monroe Capital Investment Holdings, L.P. and Wendel S.E. are affiliates of Monroe.

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and outside legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, if any, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or the Company’s or the Advisor’s Code of Ethics.

PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP (“Grant Thornton”) has been selected as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries at and during the Company’s year ending December 31, 2026. Grant Thornton was selected by the Audit Committee of the Company, and that selection was ratified by a majority of the Board, including all of the Independent Directors. The Company does not know of any direct or indirect financial interest of Grant Thornton in the Company.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. All services represented by the amount under “Audit-Related Fees” and “Tax Fees” in the table above were approved by the Audit Committee in accordance with such policy.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

If the Stockholders fail to ratify the selection of Grant Thornton to serve as the independent registered public accounting firm for the year ending December 31, 2026, the Audit Committee and the Board will reconsider the continued retention of Grant Thornton.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2026.

Auditors for Fiscal Years 2024 and 2025

RSM US LLP (“RSM”) served as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries at and during the Company’s years ending December 31, 2025 and December 31, 2024. RSM was selected by the Audit Committee of the Company, and that selection was ratified by a majority of the Board, including all of the Independent Directors. The Company does not know of any direct or indirect financial interest of RSM in the Company.

The chart below sets forth the total amount billed to the Company by RSM for services performed for the years ended December 31, 2025 and 2024 and breaks down these amounts by category of service:

	For the fiscal year ended December 31,
	2025	2024
Audit Fees(1)	$873,085	$744,725
Audit-Related Fees(2)	$47,250	$73,500
Tax Fees(3)	$29,505	$38,140
All Other Fees(4)	$20,000	$0
Total	$969,840	$856,365

(1)

“Audit Fees” are fees billed by RSM for professional services rendered for the audits of the Company’s year-end financial statements and internal control over financial reporting, the review of the financial information included in the Company’s quarterly reports, and services that are normally provided by RSM in connection with statutory and regulatory filings. Of the Audit Fees billed for fiscal year ended December 31, 2025, $105,000 related to the Company’s Form N-2 Registration Statement filing during 2025. Of the Audit Fees billed for fiscal year ended December 31, 2024, $157,500 related to the Company’s Form N-2 Registration Statement filing during 2024.

(2)

“Audit-Related Fees” are fees billed by RSM for audit-related services and consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	“Tax Fees” are fees billed by RSM for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.
(4)	“All Other Fees” are fees billed by RSM for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. All services represented by the amount under “Audit-Related Fees” and “Tax Fees” in the table above were approved by the Audit Committee in accordance with such policy.

Recent Change of Independent Registered Public Accounting Firm

On May 13, 2026, the Board dismissed RSM as the Company’s independent registered public accounting firm, effective immediately. The Board’s decision to dismiss RSM was recommended by the Audit Committee. The audit reports of RSM on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2025 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2024 and 2025 and through May 13, 2026, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On May 13, 2026, upon the recommendation of the Audit Committee, the Board approved the engagement of Grant Thornton to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2026.

During the two most recent fiscal years and through May 13, 2026, the date of the engagement of Grant Thornton, neither the Company nor any person on its behalf has consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements as of and for the year ended December 31, 2026 be included in the Company’s annual report on Form 10-K for filing with the SEC. The Audit Committee also recommended the selection of Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and the Board approved such recommendation.

Audit Committee Report(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2025.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and RSM, the Company’s independent registered public accounting firm for the year ended December 31, 2025, with and without management present. The Audit Committee included in its review results of RSM’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with RSM matters relating to RSM’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee discussed with RSM their independence from management and the Company, as well as the matters in the written disclosures received from RSM and required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence). The Audit Committee received a letter from RSM confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with RSM the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of RSM’s audits and all fees paid to RSM during the year ended December 31, 2025. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM for the Company. The Audit Committee reviewed and considered the compatibility of RSM’s performance of non-audit services with the maintenance of RSM’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report for the year ended December 31, 2025 for filing with the SEC.

February 27, 2026

The Audit Committee (2) Kimberley A. O’Connor, Chair James J. Bottiglieri Jonathan J. Goodman Elaine A. Sarsynski Joseph J. Savage

(1)

The material in this Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)

Ms. O’Connor, Mr. Bottiglieri, Mr. Goodman, Ms. Sarsynski and Mr. Savage served as the Audit Committee of the Company through April 14, 2026, at which time Mr. Bottiglieri, Ms. Sarsynski and Mr. Savage resigned from the Board. Mr. Allison was appointed to the Audit Committee on April 20, 2026.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement. If, however, any other matters properly come before the Meeting it is the intention of the person(s) named as proxies to vote such proxies on such matters in accordance with their best judgment.

If there appear not to be enough votes for a quorum or to approve the proposal(s) at the Meeting, either the presiding officer of the Meeting or a majority of the Stockholders who are represented at the Meeting, in person or by proxy, and entitled to vote may adjourn the Meeting with respect to such proposal(s) for a period of not more than one hundred twenty (120) days to permit the further solicitation of proxies. The person(s) named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of the proposal(s) and will vote against adjournment those proxies required to be voted against the proposal(s). Any proposal(s) for which sufficient votes in favor of such proposal have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available on the Company’s website at www.horizontechfinance.com on the “Investor Relations” webpage under “SEC Filings,” or upon request without charge. Please direct your request to Horizon Technology Finance Corporation, Attention: Investor Relations, 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling the Company at (860) 676-8654. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports (collectively “Proxy Materials”) with respect to two or more stockholders sharing the same address by delivering a single copy of the Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Brokers may be householding the Company’s Proxy Materials by delivering a single copy of the Proxy Materials to two or more Stockholders sharing the same address unless contrary instructions have been received from the affected Stockholders. Once you have received notice from your broker that they will be householding Proxy Materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Proxy Materials, or if you are receiving multiple copies of the Proxy Materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you are a stockholder of record. You can notify the Company by sending a written request to: Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032, Attn: John C. Bombara, Secretary, or by calling (860) 676-8654. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the Proxy Materials was delivered.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company currently expects that the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) will be held in June 2027, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in the Company’s proxy statement for the 2027 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at the Company’s principal executive offices at Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032, no later than December 31, 2026, and that such proposal complies with all applicable requirements of Rule 14a-8.

In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2027 Annual Meeting (other than a stockholder proposal to be included in the Company’s proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of the Company’s bylaws, a copy of which is on file with the SEC, and may be obtained from the Company’s Corporate Secretary upon request. Any such stockholder proposals must be timely delivered, in compliance with the advance notice procedures of the Company’s bylaws, to the attention of the Company’s Corporate Secretary at the principal executive offices of the Company listed in the previous paragraph.

The advance notice provisions of the Company’s bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2027 Annual Meeting must be made in writing and submitted to the Company’s Corporate Secretary at the address above on or before January 30, 2027, but not earlier than December 31, 2026, and must otherwise be a proper matter for action by the stockholders. We advise you to review the Company’s bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including but not limited to the different notice submission date requirements in the event that the date of the 2027 Annual Meeting is before May 27, 2027 or after July 26, 2027. Any such stockholder proposals must comply with all applicable requirements of the Company’s bylaws, including supporting documentation and other information.

Proxies solicited by the Company will confer discretionary voting authority with respect to any stockholder proposals submitted pursuant to the advance notice provisions of the Company’s bylaws, subject to SEC rules governing the exercise of this authority.

The above procedures and requirements are only a summary of the provisions in the Company’s bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to the Company’s bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of the Company’s bylaws and other applicable requirements, including, without limitation, the advance notice provision deadlines cited above.

COMMUNICATIONS WITH THE BOARD

Any matter intended for the Board, or for any individual member of the Board, should be directed to the Company’s Corporate Secretary at Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints and regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. John C. Bombara

Horizon Technology Finance Corporation

Chief Compliance Officer

312 Farmington Avenue

Farmington, Connecticut 06032

The Audit Committee Chair may be contacted at:

Ms. Kimberley A. O’Connor

c/o Horizon Technology Finance Corporation

Audit Committee Chair

312 Farmington Avenue

Farmington, Connecticut 06032

You are cordially invited to attend the Company’s 2026 Annual Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote via the telephone or the Internet so that you may be represented at the Meeting.

By Order of the Board of Directors, /s/ John C. Bombara John C. Bombara Secretary

Farmington, Connecticut

May 14, 2026

Horizon Technology Finance

HORIZON TECHNOLOGY FINANCE CORPORATION
312 FARMINGTON AVENUE
FARMINGTON, CT 06032

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 25, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 25, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96840-P53626 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HORIZON TECHNOLOGY FINANCE CORPORATION

The Board of Directors recommends you vote FOR proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Class I Nominees:

01) Kimberley A. O'Connor
02) Thomas J. Allison

The Board of Directors recommends you vote FOR proposal 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V96841-P53626

HORIZON TECHNOLOGY FINANCE CORPORATION
Annual Meeting of Stockholders
June 26, 2026 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael P. Balkin and Daniel R. Trolio, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of common stock of Horizon Technology Finance Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on June 26, 2026 at 9:30 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side